UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-41459	06-1269834
(State or other jurisdiction		(Commission	(I.R.S. Employer
of incorporation)		file number)	Identification No.)

601 Merritt 7
Norwalk,	Connecticut		06851
(Address of principal executive offices)			(Zip Code)

(203) 975-7110
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SLGN	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

    Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 26, 2026, at the Registrant’s Annual Meeting of Stockholders, or the Meeting, the stockholders of the Registrant approved the First Amendment, or the Amendment, to the Silgan Holdings Inc. Second Amended and Restated 2004 Stock Incentive Plan, or the Plan. The Amendment was previously approved and adopted by the Registrant’s Board of Directors, subject to approval by the Registrant’s stockholders.

The Amendment increases the number of shares available for grant under the Plan by 4,000,000, increases the number of restricted shares or restricted stock units (or any combination thereof) in the aggregate that may be awarded to any one participant under the Plan during any period of 36 consecutive months from 900,000 to 1,200,000, establishes a pool of shares totaling 5% of the shares available to be granted under the Plan which can be granted to participants under the Plan (other than to the Registrant’s Chief Executive Officer) without minimum vesting, exercisability or performance period requirements and extends the term of the Plan from March 31, 2029 to June 30, 2031.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2026, the Registrant held its annual meeting of stockholders, or the Meeting. At the Meeting, stockholders of the Registrant voted on the matters set forth below, and the final voting results for such matters are set forth below.

1.    Each of the three nominees for election to the Board of Directors of the Registrant was elected as a Director of the Registrant, to serve until the Registrant’s annual meeting of stockholders in 2029 and until his or her successor is duly elected and qualified, based upon the following votes:

		Withhold	Broker
Nominee	For	Authority	Non-Votes
Leigh J. Abramson	87,358,935	12,648,982	3,077,133
Robert B. Lewis	99,604,397	403,520	3,077,133
Niharika Ramdev	98,317,120	1,690,797	3,077,133

2.    The proposal to approve the First Amendment to the Silgan Holdings Inc. Second Amended and Restated 2004 Stock Incentive Plan was approved based upon the following votes:

For	99,176,056
Against	793,665
Abstain	38,196
Broker Non-Votes	3,077,133

3.    The proposal to ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved based upon the following votes:

For	102,474,220
Against	593,185
Abstain	17,645

4.    The non-binding advisory vote to approve the compensation of the Named Executive Officers of the Registrant received the following votes:

For	96,755,314
Against	3,231,739
Abstain	20,864
Broker Non-Votes	3,077,133

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the Silgan Holdings Inc. Second Amended and Restated 2004 Stock Incentive Plan

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Executive Vice President, General
Counsel and Secretary

Date: May 29, 2026

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